UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2022

DILA Capital Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-40494	86-1396422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1395 Brickell Ave., Ste. 950 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 785-1715

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Warrant	DILAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	DILA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DILAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

In connection with DILA Capital Acquisition Corp’s (the “Company”) initial public offering (the “IPO”), the Company filed a Form 8-K on June 21, 2021 announcing the entry into the following agreements, among others, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-254425 and 333-257102) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 18, 2021 (as amended, the “Registration Statement”):

•	A Warrant Agreement, dated June 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”);

•	A Letter Agreement, dated June 14, 2021, by and among the Company, its officers, its directors and the Company’s sponsor (the “Sponsor”), DILA Capital Sponsor Group, LLC (the “Letter Agreement”); and

•	A Registration Rights Agreement, dated June 14, 2021, by and between the Company, its directors and the Sponsor (the “Registration Rights Agreement”).

The Company filed a Form 8-K on December 9, 2022 announcing it will redeem all of its outstanding Class A common stock, par value $0.0001, effective as of the close of business on December 22, 2022, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation. In connection with the full liquidation of the Company’s trust account, the Warrant Agreement, Letter Agreement and the Registration Rights Agreement terminated in accordance with their respective terms on December 22, 2022.

On December 27, 2022, the Company issued a press release to announce that its trust account established in connection with the Company's initial public offering has been liquidated and that 5,829,980 of the Company's outstanding shares of Class A common stock ("public shares") were submitted to the Company's transfer agent, Continental Stock Transfer & Trust Company, and were redeemed on December 27, 2022 at a price of approximately $10.04 per share. Trading of the Company’s public shares on the Nasdaq Stock Market LLC were suspended on December 22, 2022. There will be no redemption rights or liquidating distributions with respect to the Company's warrants, which will expire worthless. The Company's initial stockholders, officers and directors have waived their right to receive distributions with respect to their common stock issued in connection with the Company's IPO.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dila cAPITAL ACQUISITION CORP

By:	/s/ Eduardo Clave
	Name:	Eduardo Clave
	Title:	Chief Executive Officer

Date: December 27, 2022